EXHIBIT 99

                            COLLATERAL TERM SHEETS

                                                            FEBRUARY 10, 2003


                                                       $647,899,000 (APPROXIMATE)
                                                    GSR MORTGAGE LOAN TRUST 2003-1
                                                GS MORTGAGE SECURITIES CORP., DEPOSITOR
                                           MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1


OVERVIEW OF THE OFFERED CERTIFICATES

--------------- ----------------- -------------- ---------- ---------- ------------- ------------ ---------------
                                                            INITIAL                                MOODY'S, S&P
                  APPROXIMATE                    EXPECTED   PASS-      ESTIMATED     PRINCIPAL      OR FITCH
                   PRINCIPAL       COLLATERAL     CREDIT    THROUGH    AVG. LIFE      PAYMENT       EXPECTED
 CERTIFICATES       BALANCE           GROUP       SUPPORT   RATE (2)   (YRS) (3)     WINDOW (4)    RATINGS (5)
--------------- ----------------- -------------- ---------- ---------- ------------- ------------ ---------------
A1-1           $ 120,000,000         Group I       2.90%      [ ]%         2.50      3/03 - 11/07     [Aaa/AAA/AAA]
A1-2           $ 117,802,000         Group I       2.90%      [ ]%         0.50      3/03 - 2/04      [Aaa/AAA/AAA]
A1-3           $ 332,720,000         Group I       2.90%      [ ]%         3.21      2/04 - 11/07      [Aaa/AAA/AAA]
A2             $  62,386,000         Group II      2.90%      [ ]%         2.93      3/03 - 11/09     [Aaa/AAA/AAA]
B1             $   6,518,000       Group I & II    1.90%      [ ]%         5.12      3/03 - 9/10       [Aa2/AA/AA]
B2             $   5,866,000       Group I & II    1.00%      [ ]%         5.12      3/03 - 9/10         [A2/A/A]
B3             $   2,607,000       Group I & II    0.60%      [ ]%         5.12      3/03 - 9/10      [Baa2/BBB/BBB]
X1             $ 570,522,000(1)      Group I        N/A       [ ]%         N/A           N/A          [Aaa/AAA/AAA]
X2             $  62,386,000(1)      Group II       N/A       [ ]%         N/A           N/A          [Aaa/AAA/AAA]
   TOTAL       $ 647,899,000
--------------- ----------------- -------------- ---------- ---------- ------------- ------------ ---------------

(1) Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through
    Rates of the Certificates.
(3) Assuming payment based on a pricing speed of 25% CPR to the Bond Reset Date for the Group I Mortgage
    Loans, a pricing speed of 25% CPR to the Bond Reset Date for the Group II Mortgage Loans and a 10% Cleanup
    Call on the Subordinate Certificates.
(4) The Stated Final Maturity for the Certificates is March 2033.
(5) The Senior Certificates are being rated by two or more of Moody's, S&P and Fitch. The Subordinate
    Certificates are being rated by one or more of the Rating Agencies rating the Senior Certificates.

SELECTED MORTGAGE POOL DATA

-------------------------------------------------- ------------- --------------- --------------
                                                     GROUP I        GROUP II         TOTAL
-------------------------------------------------- ------------- --------------- --------------
SCHEDULED PRINCIPAL BALANCE:                       $587,561,713     $64,249,500   $651,811,213
NUMBER OF MORTGAGE LOANS:                                 1,215             143          1,358
AVERAGE SCHEDULED PRINCIPAL BALANCE:                   $483,590        $449,297       $479,979
WEIGHTED AVERAGE GROSS COUPON:                            5.48%           5.69%          5.50%
WEIGHTED AVERAGE NET COUPON:                              5.12%           5.31%          5.14%
WEIGHTED AVERAGE STATED REMAINING TERM:                     357             356            357
WEIGHTED AVERAGE SEASONING:                                   3               4              3
WEIGHTED AVERAGE MONTHS TO ROLL:                             57              95             61
WEIGHTED AVERAGE AMORTIZED CURRENT LTV RATIO:             68.6%           65.8%          68.3%
WEIGHTED AVERAGE GROSS MARGIN:                            2.67%           2.14%          2.62%
WEIGHTED AVERAGE NET MARGIN:                              2.31%           1.77%          2.26%
WEIGHTED AVERAGE INITIAL RATE CAP:                        2.48%           5.07%          2.73%
WEIGHTED AVERAGE PERIODIC RATE CAP:                       2.00%           1.15%          1.92%
WEIGHTED AVERAGE LIFE CAP:                                5.00%           5.07%          5.01%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:            10.48%          10.76%         10.50%
-------------------------------------------------- ------------- --------------- --------------


FEATURES OF THE TRANSACTION

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by ABN AMRO
     Mortgage Group, Inc. ("ABN AMRO"), Cendant Mortgage Corporation
     ("Cendant") and National City Mortgage Co. ("National City").
|X|  The Mortgage Loans will be serviced by ABN AMRO (75.8%), National City
     (14.4%) and Cendant (9.9%).
|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.90% in the form of subordination.
|X| No more than 1.00% of the Mortgage Loans are more than 30 days delinquent as of the Cut Off Date.
|X| The Deal will be modeled on Intex as "GSR03001" and on Bloomberg as "GSR 03-1".
|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003


TIME TABLE
----------
EXPECTED SETTLEMENT:                February 27th, 2003

CUT-OFF DATE:                       February 1st, 2003

PRICING DATE:                       On or before February 14th, 2003

FIRST DISTRIBUTION DATE:            March 25th, 2003


KEY TERMS
---------

DEPOSITOR:                          GS Mortgage Securities Corp.

SERVICERS:                          ABN AMRO, Cendant and National City

TRUSTEE:                            JPMorgan Chase Bank

CUSTODIAN:                          JPMorgan Chase Bank

SERVICING FEE:                      37.5 bps for 85.6% of the Mortgage Loans, 25 bps for 14.4% of the Mortgage Loans

TRUSTEE FEE:                        0.25 bps

DISTRIBUTION DATE:                  25th day of the month or the following Business Day

RECORD DATE:                        For any Distribution Date, the last business day of the preceding calendar month, except for the Class A1-2 Certificates, for which the Record Date is the business day preceding the Distribution Date

DELAY DAYS:                         24 day delay on all Certificates except for the Class A1-2 Certificates for which interest will accrue from the prior Distribution Date (or, the Closing
                                    Date, in the case of the first interest accrual period) through the day preceding such Distribution Date

PREPAYMENT ASSUMPTION:              25% CPR for the Group I and Group II Mortgage Loans

INTEREST ACCRUAL:                   On a 30/360 basis; the accrual period is the calendar month preceding the month of each Distribution Date, except for the Class A1-2, which accrue from the 25th of the month preceding the Distribution Date (or, the
                                    Closing Date, in the case of the first interest accrual period) to, but not including, the 25th of the month of such Distribution Date

SERVICER ADVANCING:                 Yes as to principal and interest, subject to recoverability

COMPENSATING INTEREST:              Yes, to the extent of the aggregate monthly servicing fee

OPTIONAL CALL:                      The Certificates will have a 10% optional termination provision

RATING AGENCIES:                    The Senior Certificates are being rated by two or more of Moody's, S&P and
                                    Fitch. The Subordinate Certificates are being rated by one or more of the
                                    Rating Agencies rating the Senior Certificates.

MINIMUM DENOMINATION:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3
                                    Certificates - $250,000
                                    Class X1 and Class X2
                                    Certificates - $5,000,000

LEGAL INVESTMENT:                   All of the offered Certificates, other than the Class B2 and Class B3
                                    Certificates, are expected to be SMMEA eligible at settlement

ERISA ELIGIBLE:                     Underwriter's exemption is expected to apply to all Offered Certificates, however, prospective purchasers should consult their own counsel

TAX TREATMENT:                      All offered Certificates represent REMIC regular interests

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

STRUCTURE OF THE CERTIFICATES
-----------------------------

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-1 Certificates, the Class A1-2 and the Class A1-3 Certificates (the "Class A1 Certificates") and the Class A-2 Certificates (together with the Class A1 Certificates, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Class A Certificates. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

|X| If the Certificate Balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Component Balance for such Group will be less than zero.


PRIORITY OF PAYMENTS
--------------------

         Beginning in March 2003, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

               (i) first, pro rata to the Class A1-1, Class A1-2, Class A1-3, Class X1 and Residual Certificates,
                       Accrued Certificate Interest thereon;

               (ii) second, as principal to the Residual Certificates pro rata in proportion to their outstanding certificate balances until the initial certificate balances thereof have been reduced to zero; and;

               (iii) third, to the Class A1-1, Class A1-2 and Class A1-3 Certificates, as principal, the Group I senior principal distribution amount, concurrently as follows:

                       (x) approximately 21.03% of the Group I senior principal distribution amount to the Class A1 certificates, until the certificate balance thereof has been reduced to zero,

                       (xi) approximately 78.97% of the Group I senior
                            principal distribution amount, sequentially, to the Class A1-2 and Class A1-3 Certificates until the certificate balances thereof have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

               (i) first, pro rata to the Class A2 and Class X2 Certificates, Accrued Certificate Interest thereon;

               (ii) second, to the Class A2 Certificates, as principal, the Group II senior principal distribution amount, until the certificate balance of each such class shall have been reduced to zero;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003


         (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs
               (a) and (b) will be distributed in the following order of priority:

               (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

               (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

               (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

               (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

               (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

               (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

               (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

               (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

               (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Residual Certificates pro rata.


         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-1, Class A1-2, Class A1-3, and Class A2 Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003


COUPONS OF THE CERTIFICATES

 --------------------------- ---------------------------- -------------------------- ---------------------------------
           CLASS                   BOND RESET DATE             INITIAL COUPON          COUPON AFTER BOND RESET DATE
                                                                (APPROXIMATE)
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A1-1                    November 2007                   [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 1 Year CMT plus 175 bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A1-2                    November 2007                   [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 1 Year CMT plus 175 bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
            A1-3                    November 2007                   [ ]%              The Minimum of the (1) Net WAC
                                                                                     and (2) 1 Year CMT plus 175 bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
             A2                     November 2009           Net WAC of Group II -     The Minimum of the (1) Net WAC
                                                                    [ ]%             and (2) 1 Year CMT plus 175 bps
 --------------------------- ---------------------------- -------------------------- ---------------------------------
             X1                          N/A                        [ ]%                 Group I Excess Interest
 --------------------------- ---------------------------- -------------------------- ---------------------------------
             X2                          N/A                        [ ]%                 Group II Excess Interest
 --------------------------- ---------------------------- -------------------------- ---------------------------------


(1) The initial Class B1 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B1
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B1 Interest Rate Strip.

(2)      The initial Class B2 Certificate Rate will be approximately [ ]% per annum. For each subsequent
         Distribution Date, the Class B2 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B2 Interest Rate Strip.

(3)      The initial Class B3 Certificate Rate will be approximately [ ]% per annum. For each subsequent
         Distribution Date, the Class B3 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(4)      The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A1 Certificates (the "Class X1 Notional
         Amount"). The initial Class X1 Certificate notional amount will be approximately $570,522,000, and for any distribution date will equal the aggregate certificate balance of the Class A1 Certificates immediately preceding that Distribution Date. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1
         Certificates. On each Distribution Date the certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over (ii) the weighted average of the Pass-Through Rates of the Class A1 Certificates. The holders of the Class X1
         Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B1 Certificates, (ii)
         in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately [ ]%
         multiplied by the certificate balance of the Class B2 Certificates and (iii) in the case of the Class
         B3 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B3 Certificates.

(5)      The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A2 Certificates (the "Class X2 Notional
         Amount"). The initial Class X2 Certificate notional amount will be approximately $62,386,000, and for any distribution date will equal the certificate balance of the Class A2 Certificates immediately preceding that distribution date. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the Pass-Through Rate of the
         Class A2 Certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003



     SELECTED MORTGAGE LOAN DATA:




                                                  THE MORTGAGE LOANS (ALL COLLATERAL)


Scheduled Principal Balance:                                                       $651,811,213
Number of Mortgage Loans:                                                                 1,358
Average Scheduled Principal Balance:                                                   $479,979
Weighted Average Gross Coupon:                                                            5.50%
Weighted Average Net Coupon:                                                              5.14%
Weighted Average Stated Remaining Term:                                                     357
Weighted Average Seasoning:                                                                   3
Weighted Average Months to Roll:                                                             61
Weighted Average Amortized Current LTV Ratio:                                             68.3%
Weighted Average Gross Margin:                                                            2.62%
Weighted Average Net Margin:                                                              2.26%
Weighted Average Initial Rate Cap:                                                        2.73%
Weighted Average Periodic Rate Cap:                                                       1.92%
Weighted Average Life Cap:                                                                5.01%
Weighted Average Gross Maximum Lifetime Rate:                                            10.50%
Weighted Average FICO Score:                                                                734
Originator:
     ABN AMRO:                                                                            75.8%
     Cendant:                                                                              9.9%
     National City:                                                                       14.4%


                                              DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE


                                                NUMBER OF              TOTAL DOLLAR           SCHEDULED PRINCIPAL
SCHEDULED PRINCIPAL BALANCE                 MORTGAGE LOANS (#)           AMOUNT ($)               BALANCE (%)
$250,000 or Less                                    40                    $ 6,593,020                 1.0%
$250,001 -       $350,000                          212                     70,149,031                10.8
$350,001 -       $450,000                          493                    195,600,822                30.0
$450,001 -       $550,000                          279                    138,561,347                21.3
$550,001 -       $650,000                          169                    101,753,959                15.6
$650,001 -       $750,000                           57                     40,286,475                 6.2
$750,001 -     $1,000,000                          107                     97,015,684                14.9
$1,750,001 & Above                                   1                      1,850,875                 0.3
----------------------------------------- ----------------------- ------------------------- ------------------------
Total                                            1,358                   $651,811,213               100.0%
========================================= ======================= ========================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                     DISTRIBUTION BY GROSS COUPON


                                                 NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
GROSS COUPON                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
4.00% - 4.99%                                         34                  $15,559,946                 2.4%
5.00% - 5.49%                                        435                  202,761,588                31.1
5.50% - 5.74%                                        581                  287,280,848                44.1
5.75% - 5.99%                                        279                  133,375,012                20.5
6.00% - 6.49%                                         25                   10,595,615                 1.6
6.50% - 6.99%                                          2                    1,258,349                 0.2
7.00% - 7.49%                                          2                      979,855                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                        DISTRIBUTION BY AMORTIZED CURRENT LOAN-TO-VALUE RATIOS


AMORTIZED CURRENT                                NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
LOAN-TO-VALUE RATIO                          MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Below 40.00%                                          61                 $ 30,774,656                 4.7%
40.00% -   49.99%                                     69                   34,751,281                 5.3
50.00% -   59.99%                                    143                   75,914,602                11.6
60.00% -   69.99%                                    273                  140,002,779                21.5
70.00% -   79.99%                                    734                  339,311,919                52.1
80.00% -   84.99%                                     35                   15,039,570                 2.3
85.00% -   89.99%                                     33                   12,774,550                 2.0
90.00% -  100.00%                                     10                    3,241,856                 0.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                              DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE


                                                    NUMBER OF             TOTAL DOLLAR        SCHEDULED PRINCIPAL
PRIMARY MORTGAGE INSURANCE ("PMI")              MORTGAGE LOANS (#)         AMOUNT ($)             BALANCE (%)
Amortized CLTV < 80%                                  1,306              $632,199,231                97.0%
Amortized CLTV > 80% With PMI                            49                18,384,884                 2.8
Amortized CLTV > 80%, Pledged Assets                      3                 1,227,098                 0.2
--------------------------------------------- ------------------------ -------------------- ------------------------
Total                                                 1,358              $651,811,213               100.0%
============================================= ======================== ==================== ========================
Column totals may not add to 100.0% due to rounding.

                                          DISTRIBUTION BY STATED REMAINING MONTHS TO MATURITY


STATED REMAINING                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
TERM (SCHEDULED)                             MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Less than 301 Months                                   1                   $  996,412                 0.2%
337 - 348 Months                                       3                    1,679,855                 0.3
349 - 360 Months                                   1,354                  649,134,945                99.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                         DISTRIBUTION BY INDEX


                                                 NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
INDEX                                       MORTGAGE LOANS (#)           AMOUNT ($)               BALANCE (%)
1 year CMT                                        1,024                  $505,988,978                77.6%
1 year LIBOR                                        221                    93,849,671                14.4
6 month LIBOR                                       113                    51,972,564                 8.0
----------------------------------------- ------------------------ ------------------------ ------------------------
Total                                             1,358                  $651,811,213               100.0%
========================================= ======================== ======================== ========================
Column totals may not add to 100.0% due to rounding.


                                                    DISTRIBUTION BY MONTHS TO ROLL


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
MONTHS TO ROLL                               MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
49 - 54                                               14                  $ 6,627,140                 1.0%
55 - 60                                            1,201                  580,934,573                89.1
79 - 84                                               86                   39,261,886                 6.0
97 -102                                                1                      479,855                 0.1
103-108                                                1                      500,000                 0.1
109-114                                                3                    1,462,127                 0.2
115-120                                               52                   22,545,632                 3.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY GROSS MARGIN


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
GROSS MARGIN                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2.00%                                                113                  $51,972,564                 8.0%
2.25%                                                221                   93,849,671                14.4
2.75%                                              1,024                  505,988,978                77.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                   DISTRIBUTION BY INITIAL RATE CAP


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
INITIAL RATE CAP                             MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2.00%                                                994                 $493,712,042                75.7%
5.00%                                                359                  155,359,315                23.8
6.00% & Above                                          5                    2,739,855                 0.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                      DISTRIBUTION BY FICO SCORE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FICO SCORE                                   MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
620 or Less                                           15                  $ 6,973,654                 1.0%
621 - 640                                             23                   11,391,501                 1.7
641 - 660                                             56                   28,976,248                 4.4
661 - 680                                            101                   49,170,314                 7.5
681 - 700                                            140                   66,594,738                10.2
701 - 720                                            147                   72,324,718                11.1
721 - 740                                            155                   73,428,883                11.3
741 - 760                                            201                   95,073,350                14.6
761& Above                                           500                  239,454,057                36.7
Unavailable                                           20                    8,423,752                 1.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                    DISTRIBUTION BY PROPERTY STATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY STATE                               MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
California                                           582                $287,082,004                 44.0%
Illinois                                             129                  61,204,118                  9.4
Michigan                                              73                  34,342,525                  5.3
Washington                                            62                  32,180,600                  4.9
Virginia                                              48                  20,067,110                  3.1
All Others (1)                                       464                 216,934,855                 33.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                $651,811,213                100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance


                                                     DISTRIBUTION BY PROPERTY TYPE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY TYPE                                MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Single Family                                      1,242                 $601,017,421                92.2%
Condominium                                           97                   41,827,276                 6.4
2-4 Family                                            11                    5,620,264                 0.9
Townhouse                                              8                    3,346,252                 0.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY LOAN PURPOSE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
LOAN PURPOSE                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Rate/Term Refinance                                  714                 $347,156,168                53.3%
Purchase                                             328                  157,808,696                24.2
Cashout Refinance                                    300                  139,752,124                21.4
Streamline Refinance                                  16                    7,094,226                 1.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                       DISTRIBUTION BY OCCUPANCY


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
OCCUPANCY                                    MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Owner                                              1,356                 $651,410,338                99.9%
Non-Owner                                              2                      400,875                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                       DISTRIBUTION BY SEASONING


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
SEASONING (MONTHS)                           MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
0 - 3                                                887                 $419,883,009                64.4%
4 - 6                                                462                  227,076,248                34.8
7 - 12                                                 6                    3,172,101                 0.5
Greater than 12                                        3                    1,679,855                 0.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                    DISTRIBUTION BY DOCUMENT STATUS


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
DOCUMENT STATUS                              MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Full/Alternate                                      1,301                $627,669,270                96.3%
Stated Income                                          44                  17,992,572                 2.8
No Income / Full Asset                                 13                   6,149,372                 0.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                               1,358                $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                  DISTRIBUTION BY PROPERTY ZIP CODES


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY ZIP CODES                           MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
90266                                                 10                  $ 6,853,686                 1.1%
60614                                                 11                    5,551,649                 0.9
94583                                                 10                    4,852,722                 0.7
60010                                                  6                    4,624,831                 0.7
95125                                                 10                    4,430,317                 0.7
95014                                                  6                    4,268,970                 0.7
95124                                                  8                    3,437,144                 0.5
95135                                                  6                    3,433,238                 0.5
92660                                                  5                    3,409,012                 0.5
94526                                                  7                    3,385,567                 0.5
All Other                                          1,279                  607,564,076                93.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                  DISTRIBUTION BY FINAL MATURITY YEAR


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FINAL MATURITY YEAR                          MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2018                                                   1                   $  996,412                 0.2%
2031                                                   2                      979,855                 0.2
2032                                                 940                  449,989,142                69.0
2033                                                 415                  199,845,803                30.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                  DISTRIBUTION BY FIRST PAYMENT YEAR


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FIRST PAYMENT YEAR                           MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2001                                                   2                   $  979,855                 0.2%
2002                                                 754                  365,112,946                56.0
2003                                                 602                  285,718,411                43.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                DISTRIBUTION BY FIRST RATE CHANGE DATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FIRST RATE CHANGE DATE                       MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
5/1/2007                                               1                   $  442,058                 0.1%
6/1/2007                                               1                      539,092                 0.1
7/1/2007                                               3                    1,630,950                 0.3
8/1/2007                                               9                    4,015,040                 0.6
9/1/2007                                              47                   24,270,610                 3.7
10/1/2007                                            360                  179,591,501                27.6
11/1/2007                                            217                  105,683,112                16.2
12/1/2007                                            161                   70,547,134                10.8
1/1/2008                                             369                  177,821,466                27.3
2/1/2008                                              47                   23,020,750                 3.5
1/1/2009                                               1                      700,000                 0.1
10/1/2009                                              8                    3,087,704                 0.5
11/1/2009                                             52                   21,145,120                 3.2
12/1/2009                                             25                   14,329,062                 2.2
4/1/2011                                               1                      479,855                 0.1
9/1/2011                                               1                      500,000                 0.1
7/1/2012                                               1                      560,000                 0.1
8/1/2012                                               2                      902,127                 0.1
9/1/2012                                               3                      962,833                 0.1
10/1/2012                                             33                   14,246,434                 2.2
11/1/2012                                             16                    7,336,365                 1.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                     DISTRIBUTION BY ORIGINAL TERM


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
ORIGINAL TERM                                MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Under 313 Months                                       1                   $  996,412                 0.2%
349 - 360 Months                                   1,357                  650,814,800                99.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY MAXIMUM RATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
MAXIMUM RATE                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
9.00% - 9.49%                                          1                 $    679,063                 0.1%
9.50% - 9.99%                                         32                   14,501,819                 2.2
10.00% -10.49%                                       436                  203,140,652                31.2
10.50% -10.99%                                       859                  419,955,860                64.4
11.00% -11.49%                                        23                    9,535,615                 1.5
11.50% -11.99%                                         2                    1,258,349                 0.2
13.00% -13.49%                                         5                    2,739,855                 0.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,358                 $651,811,213               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003


                                         THE MORTGAGE LOANS (GROUP I)


Scheduled Principal Balance:                                   $587,561,713
Number of Mortgage Loans:                                             1,215
Average Scheduled Principal Balance:                               $483,590
Weighted Average Gross Coupon:                                        5.48%
Weighted Average Net Coupon:                                          5.12%
Weighted Average Stated Remaining Term:                                 357
Weighted Average Seasoning:                                               3
Weighted Average Months to Roll:                                         57
Weighted Average Amortized Current LTV Ratio:                         68.6%
Weighted Average Gross Margin:                                        2.67%
Weighted Average Net Margin:                                          2.31%
Weighted Average Initial Rate Cap:                                    2.48%
Weighted Average Periodic Rate Cap:                                   2.00%
Weighted Average Life Cap:                                            5.00%
Weighted Average Gross Maximum Lifetime Rate:                        10.48%
Weighted Average FICO Score:                                            732
Originator:
     ABN AMRO                                                         84.0%
     National City                                                    16.0%


                                              DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
SCHEDULED PRINCIPAL BALANCE                  MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
$250,000 or Less                                      23               $    3,823,792                 0.6%
$250,001 - $350,000                                  192                   63,596,195                10.8
$350,001 - $450,000                                  445                  176,790,955                30.1
$450,001 - $550,000                                  255                  126,573,287                21.5
$550,001 - $650,000                                  151                   91,132,991                15.5
$650,001 - $750,000                                   48                   34,026,760                 5.8
$750,001 - $1,000,000                                101                   91,617,734                15.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY GROSS COUPON


                                                 NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
GROSS COUPON                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
4.00% - 4.99%                                         30                $  13,437,576                 2.3%
5.00% - 5.49%                                        408                  192,600,294                32.8
5.50% - 5.74%                                        541                  267,736,245                45.6
5.75% - 5.99%                                        226                  109,194,915                18.6
6.00% - 6.49%                                          9                    4,053,591                 0.7
6.50% - 6.99%                                          1                      539,092                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                         DISTRIBUTION BY AMORTIZED CURRENT LOAN-TO-VALUE RATIO


AMORTIZED CURRENT                                   NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
LOAN-TO-VALUE RATIO                             MORTGAGE LOANS (#)          AMOUNT ($)              BALANCE (%)
Below 40.00%                                               51              $ 26,946,785                  4.6%
40.00% - 49.99%                                            55                28,501,066                  4.9
50.00% - 59.99%                                           124                66,280,845                 11.3
60.00% - 69.99%                                           248               126,794,024                 21.6
70.00% - 79.99%                                           683               317,887,409                 54.1
80.00% - 84.99%                                            15                 6,475,021                  1.1
85.00% - 89.99%                                            31                12,019,706                  2.0
90.00% - 100.00%                                            8                 2,656,856                  0.5
--------------------------------------------- ----------------------- ------------------------ -----------------------
Total                                                   1,215              $587,561,713                100.0%
============================================= ======================= ======================== =======================
Column totals may not add to 100.0% due to rounding.


                                              DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE


                                                    NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
PRIMARY MORTGAGE INSURANCE ("PMI")              MORTGAGE LOANS (#)          AMOUNT ($)              BALANCE (%)
Amortized CLTV < 80%                                    1,170              $570,435,330                 97.1%
Amortized CLTV > 80% With PMI                              45                17,126,384                  2.9
--------------------------------------------- ----------------------- ------------------------ -----------------------
Total                                                   1,215              $587,561,713                100.0%
============================================= ======================= ======================== =======================
Column totals may not add to 100.0% due to rounding.

                                          DISTRIBUTION BY STATED REMAINING MONTHS TO MATURITY


STATED REMAINING                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
TERM (SCHEDULED)                             MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Under 301 Months                                        1                $    996,412                 0.2%
349 - 360 Months                                    1,214                 586,565,301                99.8
----------------------------------------- ------------------------- ----------------------- ------------------------
TOTAL                                               1,215                $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                         DISTRIBUTION BY INDEX


                                                 NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
INDEX                                       MORTGAGE LOANS (#)           AMOUNT ($)               BALANCE (%)
1 year CMT                                           994                $493,712,042                 84.0%
1 year LIBOR                                         221                  93,849,671                 16.0
----------------------------------------- ------------------------ ------------------------ ------------------------
Total                                              1,215                $587,561,713                100.0%
========================================= ======================== ======================== ========================
Column totals may not add to 100.0% due to rounding.

                                                    DISTRIBUTION BY MONTHS TO ROLL


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
MONTHS TO ROLL                               MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
49 - 54                                               14                 $  6,627,140                 1.1%
55 - 60                                            1,201                  580,934,573                98.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                     DISTRIBUTION BY GROSS MARGIN


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
GROSS MARGIN                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2.25%                                                221                 $ 93,849,671                16.0%
2.75%                                                994                  493,712,042                84.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                   DISTRIBUTION BY INITIAL RATE CAP


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
INITIAL RATE CAP                             MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2.00%                                                994                 $493,712,042                84.0%
5.00%                                                221                   93,849,671                16.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                      DISTRIBUTION BY FICO SCORE

                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FICO SCORE                                   MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
620 or Less                                           13                 $  6,348,966                 1.0%
621 - 640                                             20                   10,225,351                 1.7
641 - 660                                             53                   27,632,096                 4.7
661 - 680                                             92                   45,674,015                 7.8
681 - 700                                            131                   62,709,854                10.7
701 - 720                                            136                   67,525,432                11.5
721 - 740                                            141                   67,504,567                11.5
741 - 760                                            178                   83,757,125                14.3
761 & Above                                          434                  208,723,703                35.5
Unavailable                                           17                    7,460,605                 1.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
====================================================================================================================
Column totals may not add to 100.0% due to rounding.


                                                    DISTRIBUTION BY PROPERTY STATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY STATE                               MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
California                                           554                 $273,280,758                46.5%
Illinois                                             120                   57,228,536                 9.7
Michigan                                              70                   32,927,035                 5.6
Washington                                            60                   31,354,847                 5.3
Virginia                                              40                   17,374,465                 3.0
All Others (1)                                       371                  175,396,073                29.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                     DISTRIBUTION BY PROPERTY TYPE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY TYPE                                MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Single Family                                      1,109                 $540,362,436                92.0%
Condominium                                           90                   39,853,161                 6.8
2-4 Family                                             8                    3,999,864                 0.7
Townhouse                                              8                    3,346,252                 0.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY LOAN PURPOSE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
LOAN PURPOSE                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Rate/Term Refinance                                  657                 $320,605,549                54.6%
Purchase                                             283                  135,616,397                23.1
Cashout Refinance                                    259                  124,245,541                21.1
Streamline Refinance                                  16                    7,094,226                 1.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
====================================================================================================================
Column totals may not add to 100.0% due to rounding.


                                                   DISTRIBUTION BY OCCUPANCY STATUS


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
OCCUPANCY STATUS                             MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Owner                                              1,215                 $587,561,749               100.0%
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                       DISTRIBUTION BY SEASONING


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
SEASONING                                    MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
0 - 3                                                794                 $377,072,462                64.2%
4 - 6                                                416                  207,877,151                35.4
7 - 12                                                 5                    2,612,101                 0.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                    DISTRIBUTION BY DOCUMENT STATUS


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
DOCUMENT STATUS                              MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Full / Alternate                                   1,191                 $578,385,959                98.4%
Stated Income                                         24                    9,175,755                 1.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                  DISTRIBUTION BY PROPERTY ZIP CODES


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY ZIP CODES                           MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
90266                                                  9                 $  6,295,880                 1.1%
60614                                                 11                    5,551,649                 0.9
94583                                                 10                    4,852,722                 0.8
60010                                                  6                    4,624,831                 0.8
95125                                                 10                    4,430,317                 0.8
95014                                                  6                    4,268,970                 0.7
95124                                                  8                    3,437,144                 0.6
95135                                                  6                    3,433,238                 0.6
60091                                                  6                    3,372,786                 0.6
48302                                                  6                    3,339,618                 0.6
All Other                                          1,137                  543,954,558                92.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                  DISTRIBUTION BY FINAL MATURITY YEAR


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FINAL MATURITY YEAR                          MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2018                                                   1                 $    996,412                 0.2%
2032                                                 799                  386,719,498                65.8
2033                                                 415                  199,845,803                34.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                  DISTRIBUTION BY FIRST PAYMENT YEAR


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FIRST PAYMENT YEAR                           MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2002                                                 638                 $316,172,364                53.8%
2003                                                 577                  271,389,349                46.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                DISTRIBUTION BY FIRST RATE CHANGE DATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FIRST RATE CHANGE DATE                       MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
5/1/2007                                               1                   $  442,058                 0.1%
6/1/2007                                               1                      539,092                 0.1
7/1/2007                                               3                    1,630,950                 0.3
8/1/2007                                               9                    4,015,040                 0.7
9/1/2007                                              47                   24,270,610                 4.1
10/1/2007                                            360                  179,591,501                30.6
11/1/2007                                            217                  105,683,112                18.0
12/1/2007                                            161                   70,547,134                12.0
1/1/2008                                             369                  177,821,466                30.3
2/1/2008                                              47                   23,020,750                 3.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                     DISTRIBUTION BY ORIGINAL TERM


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
ORIGINAL TERM (MONTHS)                       MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Less than 313                                          1                   $  996,412                 0.2%
349 - 360                                          1,214                  586,565,301                99.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY MAXIMUM RATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
MAXIMUM RATE                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
9.00% - 9.49%                                          1                   $  679,063                 0.1%
9.50% - 9.99%                                         28                   12,379,449                 2.1
10.00% - 10.49%                                      409                  192,979,357                32.8
10.50% - 10.99%                                      767                  376,931,161                64.2
11.00% - 11.49%                                        9                    4,053,591                 0.7
11.50% - 11.99%                                        1                      539,092                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,215                 $587,561,713               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                         THE MORTGAGE LOANS (GROUP II)


Scheduled Principal Balance:                                 $ 64,249,500
Number of Mortgage Loans:                                             143
Average Scheduled Principal Balance:                             $449,297
Weighted Average Gross Coupon:                                      5.69%
Weighted Average Net Coupon:                                        5.31%
Weighted Average Stated Remaining Term:                               356
Weighted Average Seasoning:                                             4
Weighted Average Months to Roll:                                       95
Weighted Average Amortized Current LTV Ratio:                       65.8%
Weighted Average Gross Margin:                                      2.14%
Weighted Average Net Margin:                                        1.77%
Weighted Average Initial Rate Cap:                                  5.07%
Weighted Average Periodic Rate Cap:                                 1.15%
Weighted Average Life Cap:                                          5.07%
Weighted Average Gross Maximum Lifetime Rate:                      10.76%
Weighted Average FICO Score:                                          747
Originator:
     Cendant:                                                      100.0%


                                              DISTRIBUTION BY SCHEDULED PRINCIPAL BALANCE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
SCHEDULED PRINCIPAL BALANCE                  MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
$250,000 or Less                                      17                 $  2,769,228                 4.3%
$250,001 - $350,000                                   20                    6,552,836                10.2
$350,001 - $450,000                                   48                   18,809,867                29.3
$450,001 - $550,000                                   24                   11,988,060                18.7
$550,001 - $650,000                                   18                   10,620,968                16.5
$650,001 - $750,000                                    9                    6,259,715                 9.7
$750,001 - $1,000,000                                  6                    5,397,950                 8.4
$1,750,001 - $2,000,000                                1                    1,850,875                 2.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY GROSS COUPON


                                                 NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
GROSS COUPON                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
4.00% - 4.99%                                          4                 $  2,122,370                 3.3%
5.00% - 5.49%                                         27                   10,161,294                15.8
5.50% - 5.74%                                         40                   19,544,603                30.4
5.75% - 5.99%                                         53                   24,180,096                37.6
6.00% - 6.49%                                         16                    6,542,024                10.2
6.50% - 6.99%                                          1                      719,257                 1.1
7.00% - 7.49%                                          2                      979,855                 1.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                         DISTRIBUTION BY AMORTIZED CURRENT LOAN-TO-VALUE RATIO


AMORTIZED CURRENT                                   NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
LOAN-TO-VALUE RATIO                             MORTGAGE LOANS (#)          AMOUNT ($)              BALANCE (%)
Below 40.00%                                            10                  $ 3,827,870                  6.0%
40.00% - 49.99%                                         14                    6,250,215                  9.7
50.00% - 59.99%                                         19                    9,633,757                 15.0
60.00% - 69.99%                                         25                   13,208,755                 20.6
70.00% - 79.99%                                         51                   21,424,511                 33.3
80.00% - 84.99%                                         20                    8,564,549                 13.3
85.00% - 89.99%                                          2                      754,843                  1.2
90.00% - 100.00%                                         2                      585,000                  0.9
--------------------------------------------- ----------------------- ------------------------ -----------------------
Total                                                  143                  $64,249,500                100.0%
============================================= ======================= ======================== =======================
Column totals may not add to 100.0% due to rounding.


                                              DISTRIBUTION BY PRIMARY MORTGAGE INSURANCE


                                                    NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
PRIMARY MORTGAGE INSURANCE ("PMI")              MORTGAGE LOANS (#)          AMOUNT ($)              BALANCE (%)
Amortized CLTV < 80%                                   136                  $61,763,901                 96.1%
Amortized CLTV > 80% With PMI                            4                    1,258,500                  2.0
Amortized CLTV > 80%, Pledged Assets                     3                    1,227,098                  1.9
--------------------------------------------- ----------------------- ------------------------ -----------------------
Total                                                  143                  $64,249,500                100.0%
============================================= ======================= ======================== =======================
Column totals may not add to 100.0% due to rounding.


                                          DISTRIBUTION BY STATED REMAINING MONTHS TO MATURITY


STATED REMAINING                                NUMBER OF              TOTAL DOLLAR         SCHEDULED PRINCIPAL
TERM (SCHEDULED)                            MORTGAGE LOANS (#)          AMOUNT ($)              BALANCE (%)
337 - 348 Months                                     3                  $ 1,679,855                  2.6%
349 - 360 Months                                   140                   62,569,645                 97.4
----------------------------------------- ----------------------- ------------------------ -----------------------
Total                                              143                  $64,249,500                100.0%
========================================= ======================= ======================== =======================
Column totals may not add to 100.0% due to rounding.


                                                         DISTRIBUTION BY INDEX


                                                    NUMBER OF             TOTAL DOLLAR         SCHEDULED PRINCIPAL
INDEX                                           MORTGAGE LOANS (#)         AMOUNT ($)              BALANCE (%)
1 year CMT                                              30                  $12,276,936               19.1%
6 month LIBOR                                          113                   51,972,564               80.9
--------------------------------------------- ----------------------- ---------------------- -----------------------
Total                                                  143                  $64,249,500              100.0%
============================================= ======================= ====================== =======================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                    DISTRIBUTION BY MONTHS TO ROLL


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
MONTHS TO ROLL                               MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
79 - 84                                               86                  $39,261,886                61.1%
97 -102                                                1                      479,855                 0.7
103-108                                                1                      500,000                 0.8
109-114                                                3                    1,462,127                 2.3
115-120                                               52                   22,545,632                35.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding


                                                     DISTRIBUTION BY GROSS MARGIN


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
GROSS MARGIN                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2.00%                                                113                  $51,972,564                80.9%
2.75%                                                 30                   12,276,936                19.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                   DISTRIBUTION BY INITIAL RATE CAP


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
INITIAL RATE CAP                             MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
5.00%                                                138                  $61,509,645                95.7%
6.00% & Above                                          5                    2,739,855                 4.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                      DISTRIBUTION BY FICO SCORE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FICO SCORE                                   MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
620 or Less                                            2                  $   624,688                 1.0%
621 - 640                                              3                    1,166,150                 1.8
641 - 660                                              3                    1,344,152                 2.1
661 - 680                                              9                    3,496,298                 5.4
681 - 700                                              9                    3,884,884                 6.0
701 - 720                                             11                    4,799,286                 7.5
721 - 740                                             14                    5,924,316                 9.2
741 - 760                                             23                   11,316,225                17.6
761 & Above                                           66                   30,730,354                47.8
Unavailable                                            3                      963,147                 1.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                    DISTRIBUTION BY PROPERTY STATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY STATE                               MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
California                                            28                  $13,801,246                21.5%
New Jersey                                            12                    5,821,746                 9.1
Connecticut                                            8                    4,952,427                 7.7
New York                                               8                    4,305,280                 6.7
Illinois                                               9                    3,975,583                 6.2
All Other (1)                                         78                   31,393,218                48.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 6.0% of the aggregate principal balance.


                                                     DISTRIBUTION BY PROPERTY TYPE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY TYPE                                MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Single Family                                        133                  $60,654,985                94.4%
Condo                                                  7                    1,974,115                 3.1
2-4 Family                                             3                    1,620,400                 2.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY LOAN PURPOSE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
LOAN PURPOSE                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Rate/Term Refinance                                   57                  $26,550,618                41.3%
Purchase                                              45                   22,192,298                34.5
Cashout Refinance                                     41                   15,506,583                24.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                       DISTRIBUTION BY OCCUPANCY


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
OCCUPANCY                                    MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Owner                                                133                  $59,265,422                92.2%
Second Home                                            8                    4,583,203                 7.1
Non-Owner                                              2                      400,875                 0.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                       DISTRIBUTION BY SEASONING


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
SEASONING                                    MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
0 - 3                                                 93                  $42,810,547                66.6%
4 - 6                                                 46                   19,199,097                29.9
7 - 12                                                 1                      560,000                 0.9
13 - 18                                                2                    1,200,000                 1.9
19 - 24                                                1                      479,855                 0.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                    DISTRIBUTION BY DOCUMENT STATUS


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
DOCUMENT STATUS                              MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
Full / Alternate Income                              110                  $49,283,311                76.7%
Stated Income                                         20                    8,816,817                13.7
No Income/ Full Asset                                 13                    6,149,372                 9.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                  DISTRIBUTION BY PROPERTY ZIP CODES


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
PROPERTY ZIP CODES                           MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
06840                                                  1                 $  1,850,875                 2.9%
92660                                                  2                    1,358,000                 2.1
06470                                                  2                    1,334,890                 2.1
96816                                                  1                    1,000,000                 1.6
07830                                                  1                      956,250                 1.5
07039                                                  1                      925,000                 1.4
27104                                                  1                      900,000                 1.4
46033                                                  2                      831,723                 1.3
60203                                                  2                      728,689                 1.1
All Other                                            130                   54,364,073                84.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                  DISTRIBUTION BY FINAL MATURITY YEAR


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FINAL MATURITY YEAR                          MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2031                                                   2                    $ 979,855                 1.5%
2032                                                 141                   63,269,645                98.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            FEBRUARY 10, 2003

                                                  DISTRIBUTION BY FIRST PAYMENT YEAR


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FIRST PAYMENT YEAR                           MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
2001                                                   2                    $ 979,855                 1.5%
2002                                                 116                   48,940,582                76.2
2003                                                  25                   14,329,062                22.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                DISTRIBUTION BY FIRST RATE CHANGE DATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
FIRST RATE CHANGE DATE                       MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
1/1/2009                                               1                  $   700,000                 1.1%
10/1/2009                                              8                    3,087,704                 4.8
11/1/2009                                             52                   21,145,120                32.9
12/1/2009                                             25                   14,329,062                22.3
4/1/2011                                               1                      479,855                 0.7
9/1/2011                                               1                      500,000                 0.8
7/1/2012                                               1                      560,000                 0.9
8/1/2012                                               2                      902,127                 1.4
9/1/2012                                               3                      962,833                 1.5
10/1/2012                                             33                   14,246,434                22.2
11/1/2012                                             16                    7,336,365                11.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY ORIGINAL TERM


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
ORIGINAL TERM                                MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
349 - 360 Months                                     143                  $64,249,500               100.0%
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


                                                     DISTRIBUTION BY MAXIMUM RATE


                                                 NUMBER OF              TOTAL DOLLAR          SCHEDULED PRINCIPAL
MAXIMUM RATE                                 MORTGAGE LOANS (#)           AMOUNT ($)              BALANCE (%)
9.50% - 9.99%                                          4                   $2,122,370                 3.3%
10.00% -10.49%                                        27                   10,161,294                15.8
10.50% -10.99%                                        92                   43,024,699                67.0
11.00% -11.49%                                        14                    5,482,024                 8.5
11.50% -11.99%                                         1                      719,257                 1.1
13.00% -13.49%                                         5                    2,739,855                 4.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                143                  $64,249,500               100.0%
========================================= ========================= ======================= ========================
Column totals may not add to 100.0% due to rounding.


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and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.